Exhibit 10.1
FIFTH THIRD BANK, NATIONAL ASSOCIATION
38 Fountain Square Plaza
Cincinnati, Ohio 45202

July 2, 2025

Mammoth Energy Services, Inc.
14201 Caliber Drive, Suite 300
Oklahoma City, Oklahoma 73134

Re:    Stifel Accounts; Reduction of Revolving Loan Commitments

Ladies and Gentlemen:
Reference is made to the Revolving Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Credit Agreement), dated as of October 16, 2023, by and among Mammoth Energy Services, Inc., a Delaware corporation, as Borrower, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, and Fifth Third Bank, National Association, as Agent.

Borrower has requested that Agent and the Required Lenders consent (the “Requested Consent”) to permit one or more of the Loan Parties to open one or more Securities Accounts at Stifel Financial Corp. (together with its Affiliates, “Stifel”). Notwithstanding anything to the contrary set forth in the Credit Agreement, Agent and the Required Lenders hereby agree to the Requested Consent, subject to the following terms and conditions:

1.Except for any Securities Accounts at Stifel (such accounts, the “Permitted Stifel Accounts”), any Excluded Accounts and any Permitted Private Securities Accounts in respect of the Permitted Private Investments, no Loan Party shall open, acquire or maintain any Deposit Account or Securities Account with any financial institution or securities intermediary other than Fifth Third Bank, National Association and/or its Affiliates.
2.The Permitted Stifel Accounts shall not be required to be subject to a Securities Account Control Agreement.
3.Borrower shall not permit the aggregate amount of unrestricted cash and Cash Equivalents of the Loan Parties in Deposit Accounts and/or Securities Accounts maintained at Fifth Third Bank, National Association and/or its Affiliates to be less than $50,000,000 for longer than three consecutive Business Days, unless the aggregate balance at the Permitted Stifel Accounts is $0.00, and during such three Business Day period, Availability shall be deemed to be $0.00.
4.Together with Borrower’s delivery of each Borrowing Base Certificate pursuant to Annex D to the Credit Agreement, Borrower shall deliver to Agent a copy of all statements, confirmations, notices of claims and other correspondence concerning the Permitted Stifel Accounts (other than to the extent previously provided pursuant to this clause).
5.No Borrowing Base Cash Collateral, Eligible Convertible Bonds, Eligible Equity Securities, or Eligible Government Securities shall be maintained in any Deposit Accounts or Securities

Mammoth Energy Services, Inc.
July 2, 2025

Accounts other than Deposit Accounts and Securities Accounts maintained at Fifth Third Bank, National Association and/or its Affiliates.
The failure of any of the Loan Parties to satisfy any of the requirements set forth in clauses 1 through 5 above shall constitute an immediate Event of Default under Section 9.1 of the Credit Agreement (notwithstanding anything to the contrary set forth in the Credit Agreement, including Section 9.1(d) thereof).
In addition, effective as of the date hereof, Agent, the Lenders, Borrower and the other Loan Parties hereby agree that the Revolving Loan Commitments are hereby reduced from $75,000,000 to $50,000,000. For the avoidance of doubt, the Swing Line Maximum Amount continues to be $7,500,000.

Each Loan Party hereby acknowledges and agrees that (i) except as expressly set forth herein, this letter agreement is not intended to constitute, and should not be construed as, any kind of consent, waiver, amendment or other agreement related to, the Credit Agreement or the other Loan Documents; and (ii) the consent and other modifications contained herein do not and shall not create (nor shall any Loan Party rely upon the existence of or claim or assert that there exists) any obligation of Agent or any Lender to consider or agree to any future consent, waiver, amendment or other agreement and, in the event Agent or any Lender subsequently agrees to consider any future consent, waiver, amendment or other agreement, neither the consent contained herein nor any other conduct of Agent or any Lender shall be of any force or effect on Agent’s or any Lender’s consideration or decision with respect thereto.
Each Loan Party, as a material inducement to Agent and the undersigned Lenders to enter into this letter agreement hereby (a) represents and warrants that (i) as of the date hereof, each of the representations and warranties set forth in the Credit Agreement and each other Loan Document is true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent that such representations or warranties expressly relate to an earlier date in which case such representations or warranties are true or correct in any material respect as of such earlier date (except that such material qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof); (ii) as of the date hereof, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any other Loan Document; (iii) such Loan Party has the power and is duly authorized to enter into, deliver and perform its obligations under this letter agreement; and (iv) each of this letter agreement and the Credit Agreement, as modified hereby, is the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as may be limited by Debtor Relief Laws; (b) reaffirms each of the agreements, covenants and undertakings set forth in the Credit Agreement and each other Loan Document to which it is a party, in each case, as modified by the terms of this letter agreement; and (c) acknowledges and agrees that no right of offset, defense, counterclaim, recoupment, claim, cause of action or objection in favor of such Loan Party against Agent or any Lender exists as of the date hereof arising out of or with respect to (i) this letter agreement, the Credit Agreement or any other Loan Document or (ii) any other document now or heretofore evidencing, securing or in any way relating to the foregoing.
This letter agreement constitutes a Loan Document for all purposes under the Credit Agreement and the other Loan Documents. Sections 1.4 (Other Definitional Provisions and References), 12.12 (Governing Law; Submission to Jurisdiction), 12.13 (Waiver of Jury Trial), and 12.15 (Counterparts; Integration) of the Credit Agreement are incorporated herein mutatis mutandis.

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Please confirm your agreement to the foregoing by signing and returning this letter agreement to us.

Very truly yours,

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Agent and the sole Lender

By:    /s/ James G. Zamborsky
Name:    James G. Zamborsky
Title:    Vice President

Acknowledged and agreed:

MAMMOTH ENERGY SERVICES, INC.
ANACONDA MANUFACTURING LLC
AQUAWOLF LLC
BISON DRILLING AND FIELD SERVICES LLC
BISON TRUCKING LLC
BLACK MAMBA ENERGY LLC
COBRA ACQUISITIONS LLC
COBRA AVIATION SERVICES LLC
DIRE WOLF ENERGY SERVICES LLC
FALCON FIBER SOLUTIONS LLC
GREAT WHITE SAND TIGER LODGING LTD.
LEOPARD AVIATION LLC
LION POWER SERVICES LLC
MAKO ACQUISITIONS LLC
MAMMOTH ENERGY INC.
MAMMOTH ENERGY PARTNERS LLC
MAMMOTH EQUIPMENT LEASING II LLC
MAMMOTH EQUIPMENT LEASING LLC
MR. INSPECTIONS LLC
MUSKIE PROPPANT LLC
ORCA ENERGY SERVICES LLC
PANTHER DRILLING SYSTEMS LLC
PIRANHA PROPPANT LLC
PREDATOR AVIATION LLC
SAND TIGER HOLDINGS INC.
SEAWOLF ENERGY SERVICES LLC
SILVERBACK ENERGY LLC
SILVERBACK LOGISTICS LLC
SOUTH RIVER ROAD, LLC
STINGRAY CEMENTING AND ACIDIZING LLC
STINGRAY ENERGY SERVICES LLC
STINGRAY PRESSURE PUMPING LLC
STURGEON ACQUISITIONS LLC
TAYLOR FRAC, LLC
TAYLOR REAL ESTATE INVESTMENTS, LLC
TIGER SHARK LOGISTICS LLC
WOLVERINE SAND LLC

By: /s/ Mark Layton
Name:    Mark Layton
Title:    Chief Financial Officer